SECURITIES AND EXCHANGE COMMISSION
                 WASHINGTON, D.C. 20549-1004

                          FORM 8-K

                       CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 14, 2002
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                Commission File Number 1-5324
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                     NORTHEAST UTILITIES
                    --------------------
   (Exact name of registrant as specified in its charter)


          MASSACHUSETTS                         04-2147929
    ----------------------                    ---------------
   (State or other jurisdiction of   (I.R.S. Employer incorporation or
        organization)                       Identification No.)

          174 BRUSH HILL AVENUE, WEST SPRINGFIELD,
          MASSACHUSETTS                01090-0010
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(Address of principal executive offices) (Zip Code)

                         (413) 785-5871
       (Registrant's telephone number, including area code)


                       Not Applicable
                       --------------
(Former name or former address, if changed since last report)

Item 5.    Other Events and Regulation FD Disclosure

On August 14, 2002, Northeast Utilities submitted to the Securities and Exchange Commission Statements under Oath of the Principal Executive Officer and Principal Financial Officer in accordance with the SEC's June 27, 2002 Order requiring the filing of sworn statements pursuant to Section 21(a)(1) of the Securities and Exchange Act of 1934. Such statements supplement similar Statements under Oath which Northeast Utilities submitted on August 2, 2002. The statements filed herewith cover the Company's Form 10Q for the second quarter of 2002, which was filed on August 9, 2002, as well as the other reports and filings covered by the August 2 Statements under Oath.

Item 7.    Financial Statements and Exhibits

(c)  Exhibits


     99.1 Statement Under Oath of Michael G. Morris, Chairman, President and Chief Executive Officer of Northeast Utilities, Regarding Facts and Circumstances Relating to Exchange Act Filings.


     99.2 Statement Under Oath of John H. Forsgren, Vice Chairman, Executive Vice President and Chief Financial Officer of Northeast Utilities, Regarding Facts and Circumstances Relating to Exchange Act Filings.

                          SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                     NORTHEAST UTILITIES
                        (registrant)



                              By:  /s/    Randy A. Shoop
                                   Name:  Randy A. Shoop
                                   Title: Assistant Treasurer- Finance


Date:  August 14, 2002